Fiscal 2024 Second Quarter Results SEPTEMBER 4, 2024

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 2 CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Som e of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words o r other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2024 (“Annual Report on Form 10-K”) and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including dur ing periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; the availability of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers’ information systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non- GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA, Adjusted EBITDA margin or Operating Cash Flow Conversion for fiscal 2024 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. or cash provided by or used in operating activities, the most directly comparable GAAP measures, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”), and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10- K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended July 28, 2024 and three months ended July 30, 2023 included 13 weeks and each of the six months ended July 28, 2024 and six months ended July 30, 2023 included 26 weeks. The current fiscal year ending February 2, 2025 (“fiscal 2024”) includes 53 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 3 TODAY’S PRESENTERS Steve LeClair Chair & CEO Mark Witkowski Chief Financial Officer Robyn Bradbury SVP, Finance & Investor Relations Brad Cowles President

Business Update STEVE LECLAIR

CORE & MAIN SNAPSHOT

Key Stats

$10.8B	$6.7B	$910M	$1.1B
Market Cap[(1)]	FY23 Net Sales	FY23 Adjusted EBITDA[(2)]	FY23 Operating Cash Flow

Market Reach

350+	~5,500	49	60K+	~5,000	200K+
Branches	Employees	States	Customers	Suppliers	SKUs

Market Share


17%
$39B
TAM(3)

Product Mix


8%
10%
15%
67%
Pipes, Valves, & Fittings
Storm Drainage
Fire Protection
Meters

Market Mix


20%
42%
38%
Municipal
Non-Residential
Residential

New Construction vs. Repair & Replace


50%
50%
New Construction
Repair & Replacement


Headquarters
Branch locations

Leader in Advancing Reliable Infrastructure with Local Service, Nationwide

(1) As of July 28, 2024. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (3) Based on independent third-party research and management estimates.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

5

GROWING NEED FOR WATER INFRASTRUCTURE REPAIR & REPLACEMENT

20%
water mains past their useful life; up from 16% in 2018[(1)]

260K
water main breaks per year with repairs costing ~$2.6B annually[(1)]

2.1 trillion
gallons of drinking water lost from leaking pipes each year, equating to ~$8B in lost utility revenue[(2)]

13 million
impaired acres of lakes, reservoirs and ponds due to polluted stormwater runoff[(2)]

$2.2 trillion
estimated spending required for repairs and upgrades over next 20 years[(3)]

2021 American Society of Civil Engineers Infrastructure Report Card

C-	D	D+
DRINKING WATER	STORMWATER	WASTEWATER


HIGH WATER
ROAD CLOSED



Increasing Frequency of Severe Weather Events Exacerbating the Need for Aged Infrastructure Repairs

(1) Source: Professor Steven L. Barfuss, P.E., Utah State University Water Research Labratory (December 2023), "'Water Main Break Rates in the USA and Canada: A Comprehensive Study." (2) Source: American Society of Civil Engineers (2021), "Report Card for America's Infrastructure." (3) Source: U.S. Water Alliance, August 2020, "Value of Water Campaign."

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6

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 7 ▪ Industry volumes impacted by wet and disruptive weather in Q2 ▪ Strong growth in residential lot development that slowed late in the quarter ▪ Municipal repair & replacement activity slower than expected ▪ Non-residential project starts challenged by current funding environment Operations ▪ Completed organizational realignment, adding new perspectives and expertise to our growth and margin initiatives ▪ Expanded footprint into Canada through the acquisition of HM Pipe Products ▪ Integration of recent acquisitions progressing as anticipated ▪ Meter sales initiative continues to outpace core market growth, with strong shipments and a growing backlog ▪ Achieved strong performance in private label and sourcing initiatives ▪ Maintain a deep and expanding M&A pipeline to fuel long-term growth Q2 2024 BUSINESS UPDATE End Markets Growth & Margin Initiatives

DRIVING SUSTAINABLE GROWTH THROUGH M&A

	EGW Utilities	Geothermal Supply Company	HM Pipe Products	GroGreen Solutions	Green Equipment Company
Status	Closed April 2024	Closed May 2024	Closed August 2024	Signed August 2024	Signed August 2024
# of Locations	1	1	2	4	1
Geography	Texas	Kentucky	Ontario, Canada	Florida, Georgia & Mississippi	Texas
Product Lines	Pipes, Valves & Fittings Meters	Pipes, Valves & Fittings	Pipes, Valves & Fittings Storm Drainage	Geosynthetics & Erosion Control	Pipe, Valves & Fittings Meters
			International Expansion		

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8

ESTABLISHING CORE & MAIN AS THE LEADING PROVIDER OF ADVANCED METERING SOLUTIONS

Supporting Municipalities with our Advanced Metering Capabilities…

- Our smart utility offering provides municipal customers with customized product and service offerings tailored to their unique metering needs
- We provide Advanced Metering Infrastructure designed to accurately measure water and detect leaks
- We offer project management services to seamlessly integrate with a utility's existing hardware and software systems
- Our smart metering solutions are scalable, making them suitable for utilities of all sizes







…While Driving Transformational Growth

($ in Millions)



Meter Product Sales
$242
$621
+9%
CAGR
FY14
LTM Q2'24

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9

Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $0.66 $0.61 Q2'23 Q2'24 11 Q2 2024 FINANCIAL RESULTS Net Sales Gross Profit Adjusted EBITDA(1) Diluted Earnings Per Share ($ in Millions, Except Per Share Amounts) (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. $1,861 $1,964 Q2'23 Q2'24 $501 $518 Q2'23 Q2'24 $270 $257 Q2'23 Q2'24 26.9%% Margin +6% (50 bps) 26.4% +3% 14.5% (140 bps) 13.1%% Margin(1) (8%) (5%)

CASH FLOW & BALANCE SHEET

($ in Millions)

Operating Cash Flow



$257
($139)
($48)
($37)
$15
$48
Q2'24 Adjusted EBITDA(1)
Working Capital
Interest
Taxes(2)
Other
Q2'24 Operating Cash Flow

Capital Structure

Facility	Maturity	Interest Rate	As of 7/28/24
Senior ABL Credit Facility	2/9/29	S + 125[3]	$250
Senior Term Loan due 2028	7/27/28	S + 200	1,455
Senior Term Loan due 2031	2/9/31	S + 225	747
Total Debt			$2,452
Net Debt Leverage[4][5]			2.7x
Total Liquidity			$999

Interest Rate Swaps

Summary of Terms	Swap #1	Swap #2
Term SOFR Swap Rate	0.693%	3.913%
Notional Amount	$800[6]	$750[7]
Maturity	7/27/26	7/27/28

(1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Carries interest at term secured overnight financing rate ("Term SOFR") plus a margin ranging from 125 to 175 basis points, depending on borrowing capacity. (4) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (5) Does not give pro forma effect to acquisitions. (6) The notional amount decreases to $700 million on July 27, 2025 through the instrument maturity on July 27, 2026. (7) The notional amount increases to $1,500 million on July 27, 2026 through the instrument maturity on July 27, 2028.

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12

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2024 OUTLOOK 13 Metric Outlook Net Sales % Growth vs. FY23 $7.3B - $7.4B +9% to +10% Adjusted EBITDA % Growth vs. FY23 $900M - $930M -1% to +2% Adjusted EBITDA Margin 12.3% - 12.6% Operating Cash Flow Conversion(1) 65% - 75% Considerations (1) Defined as net cash provided by (used in) operating activities divided by Adjusted EBITDA for the period presented. ▪ Revising sales outlook due to weather impacts in a seasonally significant quarter and sluggish end markets ▪ Expect end-market volumes to be flat to down low single digits in FY24 as high interest rates continue to impact economic growth ▪ Anticipate 8% - 9% net sales growth from acquisitions that have already closed ▪ Raising expectation for operating cash flow conversion as a result of disciplined working capital management ▪ Expect to remain acquisitive, supported by our robust M&A pipeline and ample investment capacity ▪ Committed to returning capital to shareholders and maintaining a strong balance sheet

Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 15 Q2 2024 WEATHER ACTIVITY (1) Source: National Oceanic and Atmospheric Administration National Centers for Environmental Information. Persistent Precipitation Limits the Number of Working Days for Underground Utility Construction Precipitation Departures from Average(1) (May - July 2024 | Average Period: 1901 - 2000)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 16 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Capital Allocation Framework ▪ Expect future capital expenditures to average ~0.5% – 0.6% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or dividends, subject to board approval Operating Cash Flow Target ~60% – 70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 17

COMPOUNDING GROWTH THROUGH M&A

~$1.7B of Capital Deployed on 35+ Acquisitions Since 2017

Maximize Market Presence

- Significant opportunity to fill existing geographies and product lines or expand into new geographies and product lines
- Ability to access attractive markets, new technologies and product innovations
- Diligent assessment of macro growth trends and competitive landscape

Drive Value Creation

- Our size, scale and differentiated capabilities drives immediate synergistic value with a focus on people, process and strategy
- Past synergies have driven highly attractive returns on capital and support shareholder value creation

Leverage Entrepreneurial Culture

- Successful track record of retaining and promoting management and associates of acquired companies
- Our "local service, nationwide" philosophy incentivizes acquired companies to be entrepreneurial, making decisions grounded in a customer-centric approach

2017	2018	2019	2020	2021	2022	2023	2024 YTD
▪ Minnesota Pipe & Equipment	▪ STL Fab & Supply ▪ DOT Sales ▪ Finish Line Systems ▪ DCL Fabrication & Supply	▪ Maskell Pipe & Supply ▪ Long Island Pipe Supply ▪ J&J Supply / Erosion Resources & Supply	▪ R&B Company ▪ Water Works Supply	▪ Triple T Pipe & Supply ▪ Pacific Pipe ▪ L&M Bag and Supply ▪ CES Industrial Piping Supply ▪ Catalone Pipe & Supply	▪ Dodson Engineered Products ▪ Lock City Supply ▪ Earthsavers Erosion Control ▪ Inland Water Works Supply ▪ Trumbull ▪ Distributors ▪ Lanier Municipal Supply Co.	▪ Landscape & Construction Supplies ▪ UPSCO ▪ Midwest Pipe Supply ▪ Foster Supply ▪ D'Angelo Company ▪ Enviroscape ▪ Granite Water Works ▪ Lee Supply Company	▪ Eastern Supply ▪ Dana Kepner ▪ ACF West ▪ EGW Utilities ▪ Geothermal Supply Company ▪ HM Pipe Products ▪ GroGreen Solutions(1) ▪ Green Equipment Company(1)

(1) Signed but not yet closed.

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18

© Core & Main All Rights Reserved. Confidential and Proprietary Information. Pipes, Valves & Fittings Meters $55B to expand access to clean drinking water $13.5B $50B to protect against droughts, floods, heat and wildfires, in addition to major investments in weatherization and cybersecurity $2.5B Pipes, Valves & Fittings Storm Drainage $110B to repair roads and bridges and support major transformational projects $1.0B Storm Drainage Erosion Control $25B to create more modern, resilient and sustainable airport infrastructure $0.2B Fire Protection Core & Main Serviceable Opportunity / Representative Product Lines 19 CRITICAL INVESTMENTS FROM THE INFRASTRUCTURE INVESTMENT & JOBS ACT

RECONCILIATION OF NON-GAAP MEASURES

($ in Millions)

Adjusted EBITDA & Adjusted EBITDA Margin

	Three Months Ended		Six Months Ended		Twelve Months Ended		
	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023	July 28, 2024	January 28, 2024	July 30, 2023
Net income attributable to Core & Main, Inc.	$ 119	$ 110	$ 214	$ 196	$ 389	$ 371	$ 361
Plus: net income attributable to non-controlling interest	7	54	13	101	72	160	198
Net income	126	164	227	297	461	531	559
Depreciation and amortization(1)	47	37	91	73	167	149	146
Provision for income taxes	42	40	75	71	132	128	131
Interest expense	36	22	70	39	112	81	75
EBITDA	$ 251	$ 263	$ 463	$ 480	$ 872	$ 889	$ 911
Equity-based compensation	4	3	7	5	12	10	9
Acquisition expenses(2)	2	3	4	3	7	6	6
Offering expenses(3)	-	1	-	2	3	5	3
Adjusted EBITDA	$ 257	$ 270	$ 474	$ 490	$ 894	$ 910	$ 929
Adjusted EBITDA Margin:							
Net Sales	$ 1,964	$ 1,861	$ 3,705	$ 3,435	$ 6,972	$ 6,702	$ 6,627
Adjusted EBITDA / Net Sales	13.1%	14.5%	12.8%	14.3%	12.8%	13.6%	14.0%

(1) Includes depreciation of certain assets which are reflected in "cost of sales" in our Statement of Operations.

(2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization).

(3) Represents costs related to secondary offerings reflected in SG&A expenses in our Statement of Operations.

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20

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 21 ($ in Millions) Net Debt Leverage July 28, 2024 July 30, 2023 Senior ABL Credit Facility due February 2029 250$ 115$ Senior Term Loan due July 2028 1,455 1,470 Senior Term Loan due February 2031 747 - Total Debt 2,452 1,585 Less: Cash & Cash Equivalents (13) (20) Net Debt 2,439$ 1,565$ Twelve Months Ended Adjusted EBITDA 894 929 Net Debt Leverage 2.7x 1.7x As of